SWDocID80751-00003-1340210.21




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 23, 2003

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


         1-13290                                          95-4479735
         ----------                                     --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 3

Item 5. Other Events and Regulation FD Disclosure


     On May 23, 2003, The Company announced that it had not completed its first quarter financial statements or made its required filing with the Securities and Exchange Commission and that it will restate its financial statements for prior periods.

     On May 27, 2003, the Special Committee of the Board of Directors (the "Special Committee") which was created to address any "going private" proposal in which one or more of the Principal Shareholders might participate, approved an amendment (the "Amendment") to the Company's Rights Agreement adopted on September 29, 1998, as amended by (a) First Amendment to Rights Agreement dated as of February 18, 1999, (b) Second Amendment to Rights Agreement dated as of July 2, 1999, (c) Third Amendment to Rights Agreement dated as of April 27, 2000, (d) Fourth Amendment to Rights Agreement dated as of June 27, 2001, (e) Fifth Amendment to Rights Agreement dated as of September 6, 2002, (f) Sixth Amendment to Rights Agreement dated as of March 5, 2003, and (g) Seventh Amendment to Rights Agreement dated as of April 14, 2003 (as so amended, the "Rights Agreement"). The Amendment provides that until July 31, 2003, the Rights Plan will not be triggered as a result of any non-binding "going private" negotiations or understandings between and among the Principal Shareholders (as defined in the Amendment as "certain of Millennium Entertainment Partners, L.P.,
D. Michael Talla, Rex A. Licklider and Kayne Anderson Capital Advisors, and their respective Affiliates") so long as such negotiations or understandings relate to a transaction that has been, or is intended to be, proposed to the Special Committee.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or in any events, conditions or circumstances on which any such forward looking statement is based.

Item 7. Financial Statements and Exhibits


(a) Financial Statements

     Not Applicable

(b) Pro Forma Financial Information

     Not Applicable



(c) Exhibits

99.1 Press Release dated May 23, 2003, "The Sports Club Company, Inc. Announces Delayed First Quarter Results and Accounting Restatement."

99.2 Eighth Amendment to Rights Agreement entered into as of May 30, 2003, between the Registrant and American Stock Transfer & Trust Company.


                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 2, 2003                         THE SPORTS CLUB COMPANY, INC.



                                            By:      /s/ Timothy M. O'Brien
                                                --------------------------------
                                                         Timothy M. O'Brien
                                                         Chief Financial Officer

                                                                   EXHIBIT 99.1


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                  NEWS RELEASE



For Immediate Release                                     CONTACT:
                                                          Rex Licklider, Co-CEO
                                                          (310) 479-5200


                    THE SPORTS CLUB COMPANY, INC. ANNOUNCES
            DELAYED FIRST QUARTER RESULTS AND ACCOUNTING RESTATEMENT


LOS ANGELES, CA (May 23, 2003) -- The Sports Club Company, Inc. (AMEX: SCY) today announced that the Company has not completed its first quarter financial statements or made its required filing with the Securities and Exchange Commission and that it will restate its financial statements for prior periods.

During the course of their review of the Company's first quarter results, the Company's independent accountants informed the Audit Committee that the Company had not been accounting for private training revenues in accordance with generally accepted accounting principles. The change in accounting treatment for private training revenues does not represent any change in cash flows provided from operating activities nor result in any decrease in the Company's total revenues over time; rather, the change affects the periods in which such revenue is being recognized.

To reflect these adjustments, the Company will restate its previously-issued financial statements. The restatement may also include certain other adjustments that the Company does not believe are material. The Company is in process of quantifying these amounts and expects to complete this work and file its statements with the Securities and Exchange Commission as soon as possible.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."

                                       ###

                                                                    EXHIBIT 99.2


                      EIGHTH AMENDMENT TO RIGHTS AGREEMENT
                           DATED AS OF OCTOBER 6, 1998

     This Eighth Amendment (the "Eighth Amendment") to Rights Agreement is made and entered into as of May 30, 2003, and amends that certain agreement entered into by and between The Sports Club Company, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Company, a New York corporation (the "Rights Agent"), dated as of October 6, 1998, as amended by (a) First Amendment to Rights Agreement dated as of February 18, 1999, (b) Second Amendment to Rights Agreement dated as of July 2, 1999, (c) Third Amendment to Rights Agreement dated as of April 27, 2000, (d) Fourth Amendment to Rights Agreement dated as of June 27, 2001, (e) Fifth Amendment to Rights Agreement dated as of September 6, 2002, (f) Sixth Amendment to Rights Agreement dated as of March 5, 2003, and (g) Seventh Amendment to the Rights Agreement dated as of April 14, 2003 (as so amended, the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meanings given to them in the Rights Agreement.

                                 R E C I T A L S

     WHEREAS, on September 29, 1998, the Board of Directors of the Company (the "Board") authorized and declared a dividend of one preferred share purchase right for each Common Share of the Company outstanding on October 6, 1998, each Right representing the right to purchase one five-hundredth of a Preferred Share upon the terms and subject to the conditions set forth in the Rights Agreement, and further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Expiration Date;

     WHEREAS, the Company and the Rights Agent entered into the Rights Agreement as of October 6, 1998, and thereafter amended said Agreement on the dates set forth in the first paragraph of this Seventh Amendment;

     WHEREAS, on December 10, 2002, the Board approved the creation of a special committee thereof (the "Special Committee") to investigate various strategic alternatives for the Company, including the possibility of a "going private" transaction in which certain of Millennium Entertainment Partners, L.P., D. Michael Talla, Rex A. Licklider and Kayne Anderson Capital Advisors, and their respective Affiliates (collectively, the "Principal Shareholders") would participate (the "Proposed Transaction").

     WHEREAS, the Principal Shareholders entered into a "Term Sheet for Proposed Funding for The Sports Club Company, Inc. Transaction" (the "Term Sheet") with Palisade Concentrated Equity Partnership, L.P. on March 31, 2003, the public announcement of which on April 3, 2003 may have constituted a 28% Ownership Date;

     WHEREAS, the Principal Stockholders entered into an "Amended and Restated Term Sheet for Proposed Funding for The Sports Club Company, Inc. Transaction Dated as of April 9, 2003 (amending and restating that certain Term Sheet dated as of March 31, 2003)" (the "Amended Term Sheet");

     WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement as set forth herein.



                                A G R E E M E N T


     NOW, THEREFORE, in consideration of the recitals, and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby amend the Rights Agreement as follows:

     1. The definitions of "Beneficial Owner" and "Beneficially Owned" set forth in Section 1 of the Rights Agreement are hereby amended by deleting the existing proviso immediately following the semi-colon set forth in clause (iv) thereof and by adding the following proviso:

     provided, however, that from March 5, 2003 until July 31, 2003, no securities shall be deemed to be beneficially owned by any person solely pursuant to this clause (iv) in connection with (a) any non-binding arrangement or understanding with respect to the securities of the Company owned by the Principal Shareholders, as defined in the recitals to the Eighth Amendment, that results from discussions or negotiations regarding the Proposed Transaction, as long as such arrangement or understanding relates to a transaction that is intended to be proposed to the Special Committee, or (b) the Term Sheet or Amended Term Sheet, including any amendments or changes thereto, so long as the amendments or changes are approved, in advance of their adoption, by the Special Committee;

     2. No Other Changes. Except as expressly set forth in this Amendment, the terms of the Rights Agreement shall continue in full force and effect in accordance with its terms.

     3. Miscellaneous. This Amendment (together with the Rights Agreement) represents the entire agreement and understanding between the parties hereto with respect to this Amendment and supersedes all prior and contemporaneous written and oral negotiations, discussions and agreements; shall be binding on, and inure to the benefit of, the parties hereto and their respective successors, assigns and legal representatives; and may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. Paragraph headings appearing in this Amendment are for the convenience of the parties and shall not be considered in interpreting or construing any term or provision hereof.



       [Balance of Page Intentionally Left Blank; Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.


                                               Company:
                                               -------

                                               THE SPORTS CLUB COMPANY, INC.
Attest:


                                               By:      /s/ Timothy M. O'Brien
                                                   ---------------------------
          /s/ Lois J. Barberio                 Name: Timothy M. O'Brien
-----------------------------------------
Name:       Lois J. Barberio                   Title:   Chief Financial Officer
Title:      Secretary



                                               Trustee:
                                               -------

                                               AMERICAN STOCK TRANSFER & TRUST
                                               COMPANY
Attest:


                                                By:      /s/ Herbert J. Lemmer
                                                     --------------------------
         /s/ Susan Silber                       Name:  Herbert J. Lemmer
-----------------------------------------       Title: Vice President
Name:      Susan Silber
Title:     Assistant Secretary










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